Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2026

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor for forward-looking statements under the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include our expectations, intentions, beliefs, projections, estimates, or forecasts regarding future events or financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our actual results, activity levels, or performance to differ materially from those expressed or implied in the forward-looking statements. In some cases, forward-looking statements may be identified by words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “intend,” “estimate,” “project,” “predict,” “potential,” “pro forma,” “seek,” “target,” “continue,” "outlook," "guidance," "forecast," "goal," "likely," or the negative of such terms or other variations or similar expressions. Our forward-looking statements are only predictions; we cannot guarantee that any stated expectation will occur or prove correct. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, except as may be required by law.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements include, without limitation:
•Challenging conditions in the economy, global capital markets, the banking sector, and commercial real estate, including prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt, public equity, or private investment markets that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could negatively affect investment values, impacting statutory surplus;
•The development and adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of catastrophic events, including natural events that climate change may impact, such as hurricanes, severe convective storms, tornadoes, windstorms, earthquakes, hail, severe winter weather, floods, and fires, and man-made events such as criminal and terrorist acts, including cyber-attacks, explosions, and civil unrest;
•Adverse market, governmental, regulatory, legal, political, or judicial rulings, conditions or actions, including the impact of social inflation;
•The significant geographic concentration of our business in the eastern portion of the United States;
•The cost, terms, conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Geopolitical developments, including ongoing wars and conflicts such as the recent military conflict in the Middle East, which have contributed to volatility in global energy markets, international shipping activity, and financial markets, and may exacerbate inflationary pressures, supply chain disruption, and insurance loss costs;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in marketplace brand damage, increased senior executive focus on crisis and reputational management issues, and/or increased expenses, particularly if we experience a significant privacy breach;
•Potential tax or federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable financial ratings, which may include sustainability considerations, from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K and other periodic reports.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2026	2026	2026	2025	2025	2026	2025
For Period Ended
Gross premiums written	$1,340.0	1,421.9	1,422.5	1,318.0	1,419.3	4,184.4	4,344.3
Net premiums written	1,122.8	1,220.7	1,225.5	1,129.5	1,207.9	3,569.0	3,737.0
Change in net premiums written, from comparable prior year period	(7)%	(5)	(1)	4	4	(4)	6

Underwriting income (loss), before-tax	$37.4	24.4	21.2	76.0	16.7	83.0	59.9
Net investment income earned, before-tax	160.5	150.2	142.4	143.8	138.7	453.0	387.3
Net realized and unrealized investment gains (losses), before-tax	(19.4)	12.0	(8.3)	(4.1)	8.1	(15.8)	12.5

Net income (loss)	128.7	129.4	97.7	155.2	115.3	355.7	311.2
Net income (loss) available to common stockholders(1)	126.4	127.1	95.4	152.9	113.0	348.8	304.3
Non-GAAP operating income (loss)(2)	141.7	117.6	101.9	156.2	106.7	361.3	294.4

At Period End
Total assets	$15,711.1	15,615.9	15,321.9	15,155.7	14,980.4	15,711.1	14,980.4
Total invested assets	11,486.7	11,576.9	11,391.2	11,302.4	11,051.5	11,486.7	11,051.5
Stockholders' equity	3,445.7	3,663.0	3,587.4	3,609.0	3,490.0	3,445.7	3,490.0
Common stockholders' equity(3)	3,245.7	3,463.0	3,387.4	3,409.0	3,290.0	3,245.7	3,290.0
Common shares outstanding	59.0	59.6	59.9	60.1	60.4	59.0	60.4

Per Share and Share Data
Net income (loss) available to common stockholders per common share (diluted)	$2.11	2.11	1.58	2.52	1.85	5.80	4.97
Non-GAAP operating income (loss) per common share (diluted)(2)	2.37	1.95	1.69	2.57	1.75	6.01	4.81
Weighted average common shares outstanding (diluted)	59.9	60.2	60.5	60.7	61.0	60.2	61.2
Book value per common share	$55.02	58.13	56.58	56.74	54.46	55.02	54.46
Adjusted book value per common share(2)	62.00	60.56	58.94	57.91	55.83	62.00	55.83
Dividends paid per common share	0.43	0.43	0.43	0.43	0.38	1.29	1.14

Financial Ratios
Loss and loss expense ratio	64.6%	67.2	67.0	63.2	67.9	66.2	67.2
Underwriting expense ratio	32.1	30.8	31.2	30.5	30.6	31.4	31.0
Dividends to policyholders ratio	0.1	—	0.1	0.1	0.1	0.1	0.1
GAAP combined ratio	96.8%	98.0	98.3	93.8	98.6	97.7	98.3

Return on common stockholders' equity ("ROE")	15.1	14.8	11.2	18.3	14.0	13.8	13.0
Non-GAAP operating ROE(2)	16.9	13.7	12.0	18.7	13.2	14.3	12.6
Debt to total capitalization	20.7	19.7	20.1	20.0	20.5	20.7	20.5
Net premiums written to policyholders' surplus	1.25	1.30	1.35	1.36	1.42	1.25	1.42
Invested assets per dollar of common stockholders' equity	$3.54	3.34	3.36	3.32	3.36	3.54	3.36

(1)	Net income (loss) available to common stockholders is net income (loss) reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2026	2026	2026	2025	2025	2026	2025
Revenues
Net premiums earned	$1,180.2	1,215.5	1,217.2	1,216.7	1,204.7	3,612.9	3,551.5
Net investment income earned	160.5	150.2	142.4	143.8	138.7	453.0	387.3
Net realized and unrealized gains (losses)	(19.4)	12.0	(8.3)	(4.1)	8.1	(15.8)	12.5
Other income	5.1	9.4	7.6	8.5	8.7	22.1	20.8
Total revenues	1,326.3	1,387.0	1,358.9	1,364.9	1,360.1	4,072.3	3,972.0

Expenses
Loss and loss expense incurred	762.7	816.3	815.5	768.5	819.0	2,394.5	2,389.3
Amortization of deferred policy acquisition costs	241.4	248.1	253.4	254.5	250.2	742.8	747.9
Other insurance expenses	143.8	136.2	134.7	126.3	127.5	414.7	375.2
Interest expense	13.2	13.2	13.2	13.2	13.3	39.7	36.1
Corporate expenses	3.1	10.5	17.9	6.3	4.4	31.5	30.1
Total expenses	1,164.2	1,224.2	1,234.7	1,168.8	1,214.4	3,623.1	3,578.5

Income (loss) before income tax	$162.1	162.8	124.2	196.1	145.7	449.1	393.5
Income tax expense (benefit)	33.4	33.5	26.5	40.9	30.4	93.4	82.3

Net income (loss)	$128.7	129.4	97.7	155.2	115.3	355.7	311.2
Preferred stock dividends	2.3	2.3	2.3	2.3	2.3	6.9	6.9
Net income (loss) available to common stockholders	$126.4	127.1	95.4	152.9	113.0	348.8	304.3

Net realized and unrealized investment (gains) losses, after tax(1)	15.4	(9.5)	6.6	3.3	(6.4)	12.5	(9.8)

Non-GAAP operating income (loss)(2)	$141.7	117.6	101.9	156.2	106.7	361.3	294.4

Weighted average common shares outstanding (diluted)	59.9	60.2	60.5	60.7	61.0	60.2	61.2

Net income (loss) available to common stockholders per common share (diluted)	$2.11	2.11	1.58	2.52	1.85	5.80	4.97

Non-GAAP operating income (loss) per common share (diluted)(2)	$2.37	1.95	1.69	2.57	1.75	6.01	4.81

(1)	Amounts are provided to reconcile net income (loss) available to common stockholders to non-GAAP operating income (loss).
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
($ in millions, except per share data)	2026	2026	2026	2025	2025
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$21.9	20.1	21.3	23.9	24.2
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	9,810.1	9,909.8	9,727.8	9,457.2	9,275.4
Commercial mortgage loans, net of allowance for credit losses	287.6	269.7	273.7	277.7	273.5
Equity securities, at fair value	359.1	413.1	388.3	384.4	380.1
Short-term investments	391.7	378.9	451.8	648.5	587.9
Alternative investments	505.2	473.9	431.4	418.5	417.1
Other investments	111.1	111.4	96.9	92.2	93.3
Total investments	11,486.7	11,576.9	11,391.2	11,302.4	11,051.5
Cash	0.9	0.6	0.2	0.3	0.4
Restricted cash	14.4	10.4	10.7	17.6	23.7
Accrued investment income	104.3	101.6	93.7	92.0	86.8
Premiums receivable, net of allowance for credit losses	1,549.7	1,637.7	1,582.2	1,533.9	1,616.5
Reinsurance recoverable, net of allowance for credit losses	1,126.3	952.2	907.7	915.5	947.4
Prepaid reinsurance premiums	289.5	273.1	266.9	266.3	274.4
Current federal income tax	—	1.9	—	—	0.6
Deferred federal income tax	214.5	137.9	133.7	110.9	113.0
Property and equipment, net of accumulated depreciation and amortization	130.4	116.5	109.9	106.4	102.4
Deferred policy acquisition costs	470.7	484.6	491.2	492.3	510.3
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	315.7	314.8	326.7	310.2	245.4
Total assets	$15,711.1	15,615.9	15,321.9	15,155.7	14,980.4
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$8,006.5	7,681.4	7,418.4	7,225.4	7,076.4
Unearned premiums	2,724.9	2,765.7	2,754.4	2,745.5	2,840.8
Long-term debt	901.5	901.0	901.4	901.9	902.3
Current federal income tax	4.2	—	44.8	16.9	—
Accrued salaries and benefits	141.3	122.2	115.2	140.8	131.8
Other liabilities	487.0	482.6	500.4	516.2	539.1
Total liabilities	$12,265.3	11,953.0	11,734.6	11,546.7	11,490.4
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	200.0
Common stock of $2 par value per share	212.6	212.5	212.4	212.0	211.9
Additional paid-in capital	619.1	614.7	605.6	591.3	584.4
Retained earnings	3,772.3	3,671.6	3,570.5	3,500.8	3,373.9
Accumulated other comprehensive income (loss)	(491.8)	(225.1)	(222.6)	(151.7)	(167.3)
Treasury stock, at cost	(866.4)	(810.8)	(778.5)	(743.4)	(712.9)
Total stockholders' equity	$3,445.7	3,663.0	3,587.4	3,609.0	3,490.0
Commitments and contingencies
Total liabilities and stockholders' equity	$15,711.1	15,615.9	15,321.9	15,155.7	14,980.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2026	2026	2026	2025	2025	2026	2025
Book value per common share
Common stockholders' equity	$3,245.7	3,463.0	3,387.4	3,409.0	3,290.0	3,245.7	3,290.0
Common shares issued and outstanding, at period end	59.0	59.6	59.9	60.1	60.4	59.0	60.4
Book value per common share	$55.02	58.13	56.58	56.74	54.46	55.02	54.46
Adjusted book value per common share(1)	62.00	60.56	58.94	57.91	55.83	62.00	55.83
Financial results (after-tax)
Underwriting income (loss)	29.5	19.3	16.8	60.0	13.2	65.6	47.3
Net investment income	127.3	119.2	113.1	114.2	110.0	359.6	307.0
Interest expense and preferred stock dividends	(12.7)	(12.7)	(12.7)	(12.8)	(12.8)	(38.2)	(35.4)
Corporate expense	(2.4)	(8.1)	(15.2)	(5.2)	(3.7)	(25.7)	(24.5)
Net realized and unrealized investment gains (losses)	(15.4)	9.5	(6.6)	(3.3)	6.4	(12.5)	9.8
Total after-tax net income (loss) available to common stockholders	126.4	127.1	95.4	152.9	113.0	348.8	304.3
Return on average equity
Insurance segments	3.5%	2.3	2.0	7.2	1.6	2.6	2.0
Net investment income	15.2	13.9	13.3	13.6	13.6	14.2	13.2
Interest expense and preferred stock dividends	(1.5)	(1.5)	(1.5)	(1.5)	(1.6)	(1.5)	(1.5)
Corporate expense	(0.3)	(1.0)	(1.8)	(0.6)	(0.4)	(1.0)	(1.1)
Net realized and unrealized investment gains (losses)	(1.8)	1.1	(0.8)	(0.4)	0.8	(0.5)	0.4
ROE	15.1	14.8	11.2	18.3	14.0	13.8	13.0
Net realized and unrealized (gains) losses(2)	1.8	(1.1)	0.8	0.4	(0.8)	0.5	(0.4)
Non-GAAP Operating ROE(1)	16.9%	13.7	12.0	18.7	13.2	14.3	12.6
Debt and total capitalization
Notes payable:
3.03% Borrowings from Federal Home Loan Bank of Indianapolis	$60.0	60.0	60.0	60.0	60.0	60.0	60.0
7.25% Senior Notes	49.9	49.9	49.9	49.8	49.8	49.9	49.8
5.90% Senior Notes	396.7	396.6	396.4	396.3	396.2	396.7	396.2
6.70% Senior Notes	99.5	99.5	99.5	99.4	99.4	99.5	99.4
5.375% Senior Notes	292.9	292.8	292.8	292.7	292.6	292.9	292.6
Finance lease obligations	2.6	2.2	2.9	3.6	4.2	2.6	4.2
Total debt	901.5	901.0	901.4	901.9	902.3	901.5	902.3
Stockholders' equity	3,445.7	3,663.0	3,587.4	3,609.0	3,490.0	3,445.7	3,490.0
Total capitalization	$4,347.2	4,563.9	4,488.8	4,510.8	4,392.3	4,347.2	4,392.3
Ratio of debt to total capitalization	20.7%	19.7	20.1	20.0	20.5	20.7	20.5
Policyholders' surplus	$3,746.9	3,692.1	3,601.0	3,573.3	3,407.4	3,746.9	3,407.4

(1)	Non-GAAP measure. Refer to Page 15 for definition.
(2) Amounts are provided to reconcile ROE to non-GAAP operating ROE.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2026		2026	2026	2025	2025	2026	2025

Underwriting results
Net premiums written	$1,122.8		1,220.7	1,225.5	1,129.5	1,207.9	3,569.0	3,737.0
Change in net premiums written, from comparable prior year period	(7)%		(5)	(1)	4	4	(4)	6

Net premiums earned	$1,180.2		1,215.5	1,217.2	1,216.7	1,204.7	3,612.9	3,551.5
Losses and loss expenses incurred	762.7		816.3	815.5	768.5	819.0	2,394.5	2,389.3
Net underwriting expenses incurred	379.2		374.4	379.7	371.6	368.1	1,133.3	1,099.3
Dividends to policyholders	0.9		0.5	0.7	0.6	0.9	2.1	3.0
GAAP underwriting income (loss)	$37.4		24.4	21.2	76.0	16.7	83.0	59.9

Net catastrophe losses	$64.1		68.5	75.4	21.0	24.9	208.0	148.2
(Favorable) unfavorable prior year casualty reserve development	—		—	—	—	40.0	—	90.0

Underwriting ratios
Loss and loss expense ratio	64.6%		67.2	67.0	63.2	67.9	66.2	67.2
Underwriting expense ratio	32.1		30.8	31.2	30.5	30.6	31.4	31.0
Dividends to policyholders ratio	0.1		—	0.1	0.1	0.1	0.1	0.1
Combined ratio	96.8%		98.0	98.3	93.8	98.6	97.7	98.3

Net catastrophe losses	5.4	pts	5.6	6.2	1.7	2.1	5.8	4.2
(Favorable) unfavorable prior year casualty reserve development	—		—	—	—	3.3	—	2.5
Combined ratio before net catastrophe losses	91.4%		92.4	92.1	92.1	96.5	91.9	94.1

Combined ratio before net catastrophe losses and prior year casualty development	91.4%		92.4	92.1	92.1	93.2	91.9	91.6

Other Statistics
Non-catastrophe property loss and loss expenses	$154.5		170.5	178.1	159.6	169.6	503.1	521.6
Non-catastrophe property loss and loss expenses	13.1	pts	14.0	14.6	13.1	14.1	13.9	14.7
Direct new business	$202.8		206.1	214.0	223.7	233.2	622.8	732.3
Renewal pure price increases	5.6%		6.5	7.2	8.3	9.6	6.4	9.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2026		2026	2026	2025	2025	2026	2025

Underwriting results
Net premiums written	$867.5		961.9	992.4	875.6	940.8	2,821.7	2,962.0
Change in net premiums written, from comparable prior year period	(8)%		(6)	(1)	5	4	(5)	6

Net premiums earned	$927.1		962.0	965.8	956.8	947.3	2,854.9	2,797.1
Losses and loss expenses incurred	600.3		652.2	656.8	586.9	658.0	1,909.3	1,906.4
Net underwriting expenses incurred	306.8		302.1	310.0	301.2	298.6	918.9	891.1
Dividends to policyholders	0.9		0.5	0.7	0.6	0.9	2.1	3.0
GAAP underwriting income (loss)	$19.2		7.2	(1.8)	68.0	(10.2)	24.6	(3.4)

Net catastrophe losses	$42.4		48.7	57.2	12.8	15.0	148.3	85.7
(Favorable) unfavorable prior year casualty reserve development	—		—	—	(15.0)	35.0	—	80.0

Underwriting ratios
Loss and loss expense ratio	64.7%		67.8	68.0	61.3	69.5	66.8	68.1
Underwriting expense ratio	33.1		31.4	32.1	31.5	31.5	32.2	31.9
Dividends to policyholders ratio	0.1		0.1	0.1	0.1	0.1	0.1	0.1
Combined ratio	97.9%		99.3	100.2	92.9	101.1	99.1	100.1

Net catastrophe losses	4.6	pts	5.1	5.9	1.3	1.6	5.2	3.1
(Favorable) unfavorable prior year casualty reserve development	—		—	—	(1.6)	3.7	—	2.9
Combined ratio before net catastrophe losses	93.3%		94.2	94.3	91.6	99.5	93.9	97.0

Combined ratio before net catastrophe losses and prior year casualty development	93.3%		94.2	94.3	93.2	95.8	93.9	94.1

Other Statistics
Non-catastrophe property loss and loss expenses	$107.1		122.9	127.8	110.4	118.7	357.8	379.4
Non-catastrophe property loss and loss expenses	11.6	pts	12.8	13.2	11.5	12.5	12.5	13.6
Direct new business	$121.7		124.0	132.0	137.0	146.6	377.7	477.0
Renewal pure price increases	5.7%		6.5	7.1	7.5	8.9	6.4	8.9
Retention	82		81	82	82	82	81	82

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2026								Quarter ended September 30, 2025
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$276.3	260.1	199.9	61.8	51.2	8.9	9.3	867.5	303.5	292.9	207.7	65.7	50.1	12.6	8.3	940.8
Net premiums earned	302.1	281.7	197.0	73.6	52.6	10.6	9.4	927.1	312.6	294.0	194.0	75.5	49.7	13.0	8.4	947.3
Underwriting income (loss)	(20.1)	(5.8)	33.3	0.3	5.7	0.9	4.7	19.2	(20.7)	(51.8)	56.5	(3.5)	3.3	2.0	4.0	(10.2)

Loss and loss expense ratio	73.8%	71.0	46.5	71.8	54.7	35.2	0.6	64.7	76.3	88.1	35.5	77.3	59.6	29.8	1.0	69.5
Underwriting expense ratio	32.8	31.0	36.6	26.3	34.6	55.8	49.3	33.1	30.3	29.5	35.4	26.4	33.8	54.9	51.2	31.5
Dividend ratio	—	—	—	1.5	—	—	—	0.1	—	—	—	0.9	—	—	—	0.1
Combined ratio	106.6%	102.0	83.1	99.6	89.3	91.0	49.9	97.9	106.6	117.6	70.9	104.6	93.4	84.7	52.2	101.1

Net catastrophe losses	—	0.7	18.5	—	8.0	—	—	4.6	—	0.5	6.7	—	0.8	—	—	1.6
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	—	11.9	—	—	—	—	—	3.7
Combined ratio before net catastrophe losses and prior year casualty development	106.6%	101.3	64.6	99.6	81.3	91.0	49.9	93.3	106.6	105.2	64.2	104.6	92.6	84.7	52.2	95.8

	Year-to-Date September 30, 2026								Year-to-Date September 30, 2025
	General	Commercial	Commercial	Workers					General	Commercial	Commercial	Workers
($ in millions)	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total	Liability	Auto	Property(1)	Compensation	BOP	Bonds	Other	Total
Net premiums written	$938.5	851.5	597.7	221.1	155.2	28.9	28.8	2,821.7	979.1	918.5	611.9	234.9	151.3	40.6	25.9	2,962.0
Net premiums earned	935.9	869.5	597.1	235.3	156.8	32.6	27.6	2,854.9	913.1	866.4	571.6	236.6	145.0	39.6	25.0	2,797.1
Underwriting income (loss)	(63.6)	(5.5)	60.5	2.1	15.3	1.7	14.1	24.6	(68.0)	(52.6)	94.0	(11.1)	15.9	5.8	12.6	(3.4)

Loss and loss expense ratio	74.4%	70.4	55.0	72.9	56.6	36.4	0.6	66.8	75.9	76.2	48.8	77.5	55.7	29.3	0.7	68.1
Underwriting expense ratio	32.4	30.3	34.9	24.9	33.6	58.4	48.4	32.2	31.5	29.9	34.8	26.2	33.4	56.2	48.9	31.9
Dividend ratio	—	—	—	1.3	—	—	—	0.1	—	—	—	1.0	—	—	—	0.1
Combined ratio	106.8%	100.6	89.9	99.1	90.2	94.8	49.0	99.1	107.4	106.1	83.6	104.7	89.1	85.5	49.6	100.1

Net catastrophe losses	—	0.5	21.4	—	10.2	—	—	5.2	—	0.8	11.1	—	10.5	—	—	3.1
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—	—	—	2.2	6.9	—	—	—	—	—	2.9
Combined ratio before net catastrophe losses and prior year casualty development	106.8%	100.1	68.5	99.1	80.0	94.8	49.0	93.9	105.2	98.4	72.5	104.7	78.6	85.5	49.6	94.1

(1) Includes Inland Marine.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2026		2026	2026	2025	2025	2026	2025

Underwriting results
Net premiums written	$96.0		101.5	82.5	95.5	104.2	280.0	302.2
Change in net premiums written, from comparable prior year period	(8)%		(8)	(6)	(8)	(6)	(7)	(8)

Net premiums earned	$95.3		97.6	100.0	100.6	101.5	293.0	307.6
Losses and loss expenses incurred	73.5		69.0	69.3	79.7	89.3	211.8	235.9
Net underwriting expenses incurred	24.9		24.2	23.6	23.9	22.5	72.6	71.3
GAAP underwriting income (loss)	$(3.0)		4.4	7.2	(3.0)	(10.2)	8.5	0.3

Net catastrophe losses	$18.3		11.9	13.2	7.3	12.2	43.5	33.9
(Favorable) unfavorable prior year casualty reserve development	—		—	—	5.0	5.0	—	10.0

Underwriting ratios
Loss and loss expense ratio	77.1%		70.7	69.2	79.3	88.0	72.3	76.7
Underwriting expense ratio	26.1		24.8	23.6	23.7	22.1	24.8	23.2
Combined ratio	103.2%		95.5	92.8	103.0	110.1	97.1	99.9

Net catastrophe losses	19.2	pts	12.2	13.2	7.2	12.0	14.8	11.0
(Favorable) unfavorable prior year casualty reserve development	—		—	—	5.0	4.9	—	3.3
Combined ratio before net catastrophe losses	84.0%		83.3	79.6	95.8	98.1	82.3	88.9

Combined ratio before net catastrophe losses and prior year casualty development	84.0%		83.3	79.6	90.8	93.2	82.3	85.6

Other Statistics
Non-catastrophe property loss and loss expenses	$30.7		31.2	29.3	33.3	39.9	91.1	104.7
Non-catastrophe property loss and loss expenses	32.2	pts	31.9	29.2	33.1	39.3	31.1	34.0
Direct new business	$8.2		8.3	7.6	10.9	12.8	24.1	34.6
Renewal pure price increases	8.1%		8.9	10.6	15.1	16.9	9.3	19.8
Retention	80		79	78	80	79	79	77

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2026				Quarter ended September 30, 2025
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$39.3	53.7	3.0	96.0	47.9	53.3	3.0	104.2
Net premiums earned	42.5	49.9	2.9	95.3	49.9	48.7	2.8	101.5
Underwriting income (loss)	(2.7)	(4.6)	4.2	(3.0)	(12.3)	(4.4)	6.4	(10.2)

Loss and loss expense ratio	79.0%	78.5	26.4	77.1	99.3	80.5	15.0	88.0
Underwriting expense ratio	27.4	30.7	(71.4)	26.1	25.3	28.4	(140.4)	22.1
Combined ratio	106.5%	109.2	(45.0)	103.2	124.6	108.9	(125.4)	110.1

Net catastrophe losses	2.3	34.9	—	19.2	0.6	24.3	—	12.0
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	10.0	—	—	4.9
Combined ratio before net catastrophe losses and prior year casualty development	104.2%	74.3	(45.0)	84.0	114.0	84.6	(125.4)	93.2

	Year-to-Date September 30, 2026				Year-to-Date September 30, 2025
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$121.1	149.6	9.2	280.0	146.0	147.7	8.6	302.2
Net premiums earned	133.9	149.9	9.3	293.0	154.2	145.0	8.4	307.6
Underwriting income (loss)	(5.1)	0.8	12.8	8.5	(17.8)	2.0	16.1	0.3

Loss and loss expense ratio	77.1%	70.3	36.2	72.3	86.0	70.6	11.6	76.7
Underwriting expense ratio	26.7	29.2	(74.1)	24.8	25.5	28.0	(103.8)	23.2
Combined ratio	103.8%	99.4	(37.9)	97.1	111.5	98.6	(92.2)	99.9

Net catastrophe losses	1.2	27.9	—	14.8	0.5	22.8	—	11.0
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	6.5	—	—	3.3
Combined ratio before net catastrophe losses and prior year casualty development	102.6%	71.5	(37.9)	82.3	104.5	75.8	(92.2)	85.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2026		2026	2026	2025	2025	2026	2025

Underwriting results
Net premiums written	$159.3		157.3	150.7	158.4	162.9	467.3	472.8
Change in net premiums written, from comparable prior year period	(2)%		(2)	1	4	14	(1)	14

Net premiums earned	$157.8		155.8	151.4	159.3	155.9	465.0	446.8
Losses and loss expenses incurred	88.9		95.0	89.4	101.8	71.8	273.3	246.9
Net underwriting expenses incurred	47.5		48.1	46.1	46.5	47.0	141.8	136.9
GAAP underwriting income (loss)	$21.3		12.8	15.9	11.0	37.1	49.9	63.0

Net catastrophe losses	$3.3		7.9	5.0	0.9	(2.3)	16.2	28.6
(Favorable) unfavorable prior year casualty reserve development	—		—	—	10.0	—	—	—

Underwriting ratios
Loss and loss expense ratio	56.4%		61.0	59.0	63.9	46.1	58.8	55.3
Underwriting expense ratio	30.1		30.8	30.5	29.2	30.1	30.5	30.6
Combined ratio	86.5%		91.8	89.5	93.1	76.2	89.3	85.9

Net catastrophe losses	2.1	pts	5.1	3.3	0.6	(1.5)	3.5	6.5
(Favorable) unfavorable prior year casualty reserve development	—		—	—	6.3	—	—	—
Combined ratio before net catastrophe losses	84.4%		86.7	86.2	92.5	77.7	85.8	79.4

Combined ratio before net catastrophe losses and prior year casualty development	84.4%		86.7	86.2	86.2	77.7	85.8	79.4

Other Statistics
Non-catastrophe property loss and loss expenses	$16.7		16.4	21.0	15.9	11.0	54.1	37.5
Non-catastrophe property loss and loss expenses	10.6	pts	10.5	13.9	10.0	7.0	11.6	8.4
Direct new business	$72.8		73.8	74.4	75.8	73.9	221.0	220.8
Renewal pure price increases	1.5%		3.4	4.1	7.8	8.3	2.7	8.7
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2026			Quarter ended September 30, 2025
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$92.9	66.4	159.3	97.2	65.7	162.9
Net premiums earned	93.8	63.9	157.8	92.8	63.1	155.9
Underwriting income (loss)	(2.7)	23.9	21.3	1.3	35.9	37.1

Loss and loss expense ratio	73.4%	31.4	56.4	68.0	13.8	46.1
Underwriting expense ratio	29.4	31.2	30.1	30.6	29.4	30.1
Combined ratio	102.8%	62.6	86.5	98.6	43.2	76.2

Net catastrophe losses	—	5.2	2.1	—	(3.6)	(1.5)
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	102.8%	57.4	84.4	98.6	46.8	77.7

	Year-to-Date September 30, 2026			Year-to-Date September 30, 2025
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$276.9	190.4	467.3	281.8	190.9	472.8
Net premiums earned	276.0	189.0	465.0	265.3	181.5	446.8
Underwriting income (loss)	(10.9)	60.9	49.9	1.1	61.9	63.0

Loss and loss expense ratio	73.5%	37.2	58.8	68.2	36.4	55.3
Underwriting expense ratio	30.4	30.6	30.5	31.4	29.5	30.6
Combined ratio	104.0%	67.8	89.3	99.6	65.9	85.9

Net catastrophe losses	—	8.6	3.5	—	15.8	6.5
(Favorable) unfavorable prior year casualty reserve development	—	—	—	—	—	—
Combined ratio before net catastrophe losses and prior year casualty development	104.0%	59.2	85.8	99.6	50.1	79.4

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2026	2026	2026	2025	2025	2026	2025

Net investment income
Fixed income securities
Taxable	$134.4	131.3	123.1	118.1	114.7	388.8	332.2
Tax-exempt	3.2	3.3	3.5	3.2	2.5	10.0	5.8
Total fixed income securities	137.6	134.6	126.6	121.3	117.2	398.9	338.1
Commercial mortgage loans	4.1	4.1	4.2	4.1	4.0	12.5	11.4
Equity securities	5.4	5.5	4.2	10.2	5.2	15.1	13.6
Alternative investments	15.2	8.6	6.9	9.5	11.8	30.7	22.9
Other investments	0.1	0.4	—	0.2	0.2	0.6	0.6
Short-term investments	3.4	3.2	5.5	5.1	5.7	12.1	17.2
Investment income	165.8	156.5	147.5	150.4	144.1	469.8	403.7
Investment expenses	(5.3)	(6.3)	(5.1)	(6.5)	(5.4)	(16.8)	(16.4)
Investment tax expense	(33.2)	(31.0)	(29.3)	(29.7)	(28.7)	(93.5)	(80.3)
Total net investment income, after-tax	$127.3	119.2	113.1	114.2	110.0	359.6	307.0

Net realized and unrealized investment gains (losses), pre-tax	$(19.4)	12.0	(8.3)	(4.1)	8.1	(15.8)	12.5

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$(338.4)	(3.9)	(90.6)	16.4	79.3	(433.0)	212.0

Average investment yields
Fixed income investments, pre-tax	5.6%	5.5	5.3	5.2	5.2	5.5	5.2
Fixed income investments, after-tax	4.4	4.4	4.2	4.1	4.1	4.4	4.1

Total portfolio, pre-tax	5.6%	5.2	5.0	5.1	5.1	5.3	5.0
Total portfolio, after-tax	4.4	4.2	4.0	4.1	4.1	4.2	3.9

Effective tax rate on net investment income	20.7%	20.6	20.6	20.6	20.7	20.6	20.7
New money purchase rates for fixed income investments, pre-tax	6.2	6.0	5.7	6.0	5.8	6.0	5.8
New money purchase rates for fixed income investments, after-tax	4.9	4.7	4.5	4.7	4.6	4.7	4.7
Effective duration of fixed income investments including short-term (in years)	4.5	4.3	4.3	4.1	4.1	4.5	4.1
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Sept. 30,		June 30,		Mar. 31,		Dec. 31,		Sept. 30,
	2026		2026		2026		2025		2025
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed income securities, at fair value	$9,831.0	86%	9,929.3	86	9,748.6	86	9,481.1	84	9,299.7	84
Commercial mortgage loans, at fair value	279.1	2	267.4	2	268.3	2	274.9	2	269.1	2
Total fixed income investments	10,110.1	88	10,196.7	88	10,016.8	88	9,756.0	86	9,568.8	87
Short-term investments	391.7	3	378.9	3	451.8	4	648.5	6	587.9	5
Total fixed income and short-term investments	10,501.8	92	10,575.6	91	10,468.6	92	10,404.6	92	10,156.7	92
Equity securities, at fair value	359.1	3	413.1	4	388.3	3	384.4	3	380.1	3
Alternative investments	505.2	4	473.9	4	431.4	4	418.5	4	417.1	4
Other investments	111.1	1	111.4	1	96.9	1	92.2	1	93.3	1
Total investments	$11,477.3	100%	11,574.0	100	11,385.2	100	11,299.7	100	11,047.2	100
Fixed income investments, at carry value
U.S. government obligations	$182.1	2%	159.7	2	176.8	2	163.2	2	143.4	1
Foreign government obligations	15.4	—	16.2	—	8.8	—	10.0	—	10.0	—
Obligations of state and political subdivisions	491.9	5	542.7	5	565.1	6	550.0	6	561.0	6
Corporate securities	3,775.7	37	3,662.1	36	3,554.7	35	3,428.1	35	3,383.5	35
Collateralized loan obligations and other asset-backed securities	2,505.4	25	2,615.4	26	2,571.2	26	2,550.3	26	2,478.7	26
Residential mortgage-backed securities	2,253.2	22	2,284.7	22	2,168.9	22	2,075.9	21	1,998.9	21
Commercial mortgage-backed securities	608.2	6	649.2	6	703.6	7	703.6	7	724.1	8
Commercial mortgage loans	287.6	3	269.7	3	273.7	3	277.7	3	273.5	3
Total fixed income investments	$10,119.5	100%	10,199.6	100	10,022.8	100	9,758.8	100	9,573.1	100
Expected maturities of fixed income investments at carry value
Due in one year or less	$506.2	5%	601.0	6	587.9	6	646.0	7	603.5	6
Due after one year through five years	3,581.5	35	3,775.6	37	4,093.5	41	3,963.9	41	3,811.7	40
Due after five years through 10 years	3,918.8	39	4,160.1	41	3,835.4	38	3,932.9	40	3,959.3	41
Due after 10 years	2,113.0	21	1,662.8	16	1,506.0	15	1,216.0	12	1,198.6	13
Total fixed income investments	$10,119.5	100%	10,199.6	100	10,022.8	100	9,758.8	100	9,573.1	100
Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$10,125.3	96%	10,220.8	97	10,105.6	97	10,047.3	97	9,809.6	97
Non-investment grade credit quality	376.6	4	354.8	3	363.0	3	357.2	3	347.1	3
Total fixed income and short-term investments, at fair value	$10,501.8	100%	10,575.6	100	10,468.6	100	10,404.6	100	10,156.7	100
Weighted average credit quality of fixed income and short-term investments	A+		A+		A+		A+		A+

Alternative investments	September 30, 2026
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	74	$579.1	222.4	410.6
Private credit	24	148.3	89.4	45.3
Real assets	14	112.8	52.7	49.3
Total	112	$840.2	364.5	505.2

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At September 30, 2026							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	$208	$182	1.6	5.9	6.5	12.6	$—	$182	$—	$—	$—	$—
Foreign government obligations	17	15	0.1	6.1	5.5	6.9	1	2	4	9	—	—
State and municipal obligations	541	492	4.3	5.7	8.1	14.0	62	251	169	10	—	—
Corporate securities	3,981	3,775	32.9	6.3	5.1	7.2	28	474	1,722	1,386	165	—
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	1,821	1,666	14.5	6.1	6.2	8.9	—	1,666	—	—	—	—
Non-agency RMBS	627	588	5.1	6.2	4.3	6.3	492	63	27	4	2	1
Total RMBS	2,448	2,253	19.6	6.1	5.7	8.2	492	1,728	27	4	2	1
Commercial mortgage-backed securities ("CMBS")
Agency CMBS	121	111	1.0	5.6	5.5	7.7	2	109	—	—	—	—
Non-agency CMBS	512	497	4.3	6.1	2.3	3.2	418	56	17	—	6	—
Total CMBS	634	608	5.3	6.0	2.9	4.1	420	165	17	—	6	—
Total mortgage-backed securities	3,082	2,861	24.9	6.1	5.1	7.3	912	1,893	44	4	8	1
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
CLOs	771	749	6.5	7.0	1.0	2.8	363	189	92	47	18	40
Commercial ABS	675	649	5.7	3.7	2.3	3.1	94	98	399	59	—	—
Consumer ABS	397	387	3.4	2.9	1.2	1.8	222	104	56	5	—	—
Other ABS	733	720	6.3	0.8	0.5	0.7	13	64	354	166	55	69
Total CLOs and ABS	2,576	2,505	21.8	7.1	2.8	4.4	692	454	901	276	73	109
Total securitized assets	5,658	5,367	46.8	6.6	4.0	5.9	1,604	2,348	945	280	81	109
Commercial mortgage loans	290	279	2.4	6.5	2.5	3.2	—	21	114	123	21	—
Total fixed income investments	10,695	10,110	88.1	6.4	4.6	6.8	1,694	3,277	2,954	1,809	267	109
Short-term investments	392	392	3.4	3.9	0.0	0.0	392	—	—	—	—	—
Total fixed income and short-term investments	11,087	10,502	91.5	6.3	4.5	6.6	2,086	3,277	2,954	1,809	267	109
Total fixed income securities and short-term investments by credit rating percentage							19.9%	31.2%	28.1%	17.2%	2.5%	1.0%
Equity securities:
Common stock(1)	339	358	3.1	—	—	—	—	—	—	—	—	358
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	341	359	3.1	—	—	—	—	—	—	2	—	358
Alternative investments
Private equity	411	411	3.6	—	—	—	—	—	—	—	—	411
Private credit	45	45	0.4	—	—	—	—	—	—	—	—	45
Real assets	49	49	0.4	—	—	—	—	—	—	—	—	49
Total alternative investments	505	505	4.4	—	—	—	—	—	—	—	—	505
Other investments	111	111	1.0	—	—	—	—	—	—	—	—	111
Total invested assets	$12,045	$11,477	100.0%	—	—	—	$2,086	$3,277	$2,954	$1,810	$267	$1,083
(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME (LOSS) AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions, except per share data)	2026	2026	2026	2025	2025	2026	2025

Reconciliation of net income (loss) available to common stockholders to non-GAAP operating income (loss)
Net income (loss) available to common stockholders	$126.4	127.1	95.4	152.9	113.0	348.8	304.3
Net realized and unrealized investment (gains) losses included in net income, before tax	19.4	(12.0)	8.3	4.1	(8.1)	15.8	(12.5)
Tax on reconciling items	(4.1)	2.5	(1.7)	(0.8)	1.7	(3.3)	2.6
Non-GAAP operating income (loss)	$141.7	117.6	101.9	156.2	106.7	361.3	294.4

Reconciliation of net income (loss) available to common stockholders per diluted common share to non-GAAP operating income (loss) per diluted common share
Net income (loss) available to common stockholders per diluted common share	$2.11	2.11	1.58	2.52	1.85	5.80	4.97
Net realized and unrealized investment (gains) losses included in net income, before tax	0.32	(0.20)	0.14	0.07	(0.13)	0.26	(0.20)
Tax on reconciling items	(0.06)	0.04	(0.03)	(0.02)	0.03	(0.05)	0.04
Non-GAAP operating income (loss) per diluted common share	$2.37	1.95	1.69	2.57	1.75	6.01	4.81

Reconciliation of ROE to non-GAAP operating ROE
ROE	15.1%	14.8	11.2	18.3	14.0	13.8	13.0
Net realized and unrealized investment (gains) losses included in net income, before tax	2.3	(1.4)	1.0	0.5	(1.0)	0.6	(0.5)
Tax on reconciling items	(0.5)	0.3	(0.2)	(0.1)	0.2	(0.1)	0.1
Non-GAAP operating ROE	16.9%	13.7	12.0	18.7	13.2	14.3	12.6

Reconciliation of book value per common share to adjusted book value per common share
Book value per common share	$55.02	58.13	56.58	56.74	54.46	55.02	54.46
Total unrealized investment (gains) losses included in accumulated other comprehensive income (loss), before tax	8.84	3.07	2.99	1.47	1.73	8.84	1.73
Tax on reconciling items	(1.86)	(0.64)	(0.63)	(0.30)	(0.36)	(1.86)	(0.36)
Adjusted book value per common share	$62.00	60.56	58.94	57.91	55.83	62.00	55.83

Non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments included in net income (loss). Adjusted book value per common share is a measure comparable to book value per common share, but excludes total after-tax unrealized gains and losses on investments included in accumulated other comprehensive income (loss). These non-GAAP measures are used as important financial measures by management, analysts, and investors because the timing of realized investment gains and losses on securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments could distort the analysis of trends. These operating measurements are not intended as a substitute for net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income (loss) available to common stockholders, net income (loss) available to common stockholders per diluted common share, return on common equity, and book value per common share to non-GAAP operating income (loss), non-GAAP operating income (loss) per diluted common share, non-GAAP operating return on common equity, and adjusted book value per common share, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of September 30, 2026
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A+	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	a-	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Brad B. Wilson	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Phone: 973-948-1283	St. Paul, MN 55164
Brad.Wilson@Selective.com	866-877-6351

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com